EXHIBIT 10.1


                        BALDWIN TECHNOLOGY COMPANY, INC.
                          2005 EQUITY COMPENSATION PLAN

                   [FORM OF] Restricted Stock Award Agreement


This Award Agreement evidences the grant of restricted Shares pursuant to the 2005 Equity Compensation Plan (the "Plan") of Baldwin Technology Company, Inc. (the "Company") to the individual whose name appears below (the "Grantee"), pursuant to the provisions of the Plan and on the following express terms and conditions (capitalized terms not otherwise defined herein shall have the meaning set forth in the Plan):

1.   Name of Grantee:                   [First Name] [Last Name]

2.   Number of Restricted Shares:       [Amount]

3.   Grant Date:                        [Date]

4. Vesting: As provided in Section 4.6 of the Plan, the restricted Shares shall become vested in three equal annual installments commencing on the first anniversary date of the Grant Date, subject to accelerated vesting upon a Change in Control.

5. Termination: Upon the termination of the Grantee's employment or directorship for any reason, restricted Shares that are not then vested will be immediately forfeited to the Company for no consideration.

6. Transferability: Restricted Shares that have not become vested may not be transferred, assigned, pledged, hypothecated or otherwise disposed of. However, although unvested, such Shares shall carry voting rights and dividend rights.

7. Stock Certificates: Until the applicable vesting date, certificates representing restricted Shares shall be issued in the name of the Grantee, but held in the physical possession of the Company. Grantee shall execute in blank the stock power attached hereto as Annex I, allowing the Company to transfer the restricted Shares in the event they are forfeited pursuant to paragraph 5 above.

A copy of the Plan, and other materials required to be delivered or made available to the Grantee, will be delivered or made available electronically, provided that upon request of the Grantee, the Company will deliver to the Grantee paper copies of such materials.

BALDWIN TECHNOLOGY COMPANY, INC.                Agreed to and Accepted by:


By:
   -----------------------------                -----------------------------
   Gerald A. Nathe                              [First Name] [Last Name]
   Chairman and CEO

                                                                         Annex I
                                                                         -------

                                   STOCK POWER

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto Baldwin Technology Company, Inc. (the "Company"), _________________ shares of common stock, $0.01 par value per share, of the Company, registered in the name of the undersigned on the books and records of the Company, and does hereby irrevocably constitute and appoint the Corporate Secretary of the Company as attorney to transfer the said stock on the books of the Company with full power of substitution in the premises.



                                      -----------------------------------------
                                      Signed (Signature should be in exact form as on stock certificate)


                                      -----------------------------------------
                                      Date